UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Undiscovered Managers Funds

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UNDISCOVERED MANAGERS FUNDS

522 Fifth Avenue

New York, New York 10036

Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavioral Value Fund

Undiscovered Managers REIT Fund

UM Small Cap Growth Fund

(the “Funds,” and each a series of Undiscovered Managers Funds (the “Trust”))

November 10, 2004

Dear Shareholder:

I am writing to ask for your vote on important matters concerning your investment in the separate investment series of the Trust. The Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Trustees”) has called a special meeting of shareholders of the Trust scheduled for Thursday, January 20, 2005, at 522 Fifth Avenue, New York, New York 10036, at 9:00 a.m. Eastern Time (the “Meeting”).

The purpose of the Meeting is to ask shareholders (voting together as a single class) to consider the following proposal:

(1)    To elect thirteen (13) Trustees of the Trust, who will assume office on or about February 19, 2005; and

(2)    To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

After careful consideration, the Board of Trustees of the Trust recommends that you vote “FOR” the proposal.

We strongly invite your participation by asking you to review these materials and complete and return your Proxy Card as soon as possible.

Detailed information about the proposal is contained in the enclosed materials. Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received no later than the time of the Meeting on Thursday, January 20, 2005. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope.

In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

NOTE: You may receive more than one set of proxy solicitation materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each account or Fund by utilizing one of the methods described on the Proxy Cards or by signing and dating each Proxy Card and enclosing it in the postage-paid envelope provided for each Proxy Card.

If you have any questions after considering the enclosed materials, please call (800) 762-8493.

Sincerely,

/s/ George C. W. Gatch

George C.W. Gatch

President

Undiscovered Managers Funds

UNDISCOVERED MANAGERS FUNDS

522 Fifth Avenue

New York, New York 10036

Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavioral Value Fund

Undiscovered Managers REIT Fund

UM Small Cap Growth Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 20, 2005

To the Shareholders:

The Undiscovered Managers Funds (the “Trust”), on behalf of each of its series named above (each a “Fund” and collectively, the “Funds”), will hold a special meeting of its shareholders (the “Meeting”) on Thursday, January 20, 2005, at 522 Fifth Avenue, New York, New York 10036, at 9:00 a.m., Eastern Time, for the following purposes:

(1)    To elect thirteen (13) Trustees of the Trust, who will assume office on or about February 19, 2005;

(2)    To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of any Fund listed above at the close of business on October 27, 2004 (the “Record Date”).

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO

AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees

/s/ George C.W. Gatch
George C.W. Gatch
President
Undiscovered Managers Funds

November 10, 2004

UNDISCOVERED MANAGERS FUNDS

Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavioral Value Fund

Undiscovered Managers REIT Fund

UM Small Cap Growth Fund

522 Fifth Avenue

New York, New York 10036

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 20, 2005

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES (“BOARD”) OF UNDISCOVERED MANAGERS FUNDS (the “Trust”), on behalf of each of its series named above (each a “Fund” and collectively, the “Funds”), to be voted at a Special Meeting of Shareholders to be held on Thursday, January 20, 2005, at 522 Fifth Avenue, New York, New York 10036, at 9:00 a.m. Eastern Time, for the purpose set forth below and described in greater detail in this Proxy Statement. The meeting and any adjournment or postponement of the meeting is referred to in this Proxy Statement as the “Meeting.” This Proxy Statement, along with a Notice of the Meeting and Proxy Card is first being mailed to shareholders of the Funds on or about November 10, 2004.

Proposal	Funds Affected
To elect thirteen (13) Trustees of the Trust, who will assume office on or about February 19, 2005.	All Funds

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) if you owned shares of any Fund at the close of business on October 27, 2004 (“Record Date”). The date of the first mailing of the Proxy Cards and this Proxy Statement to shareholders will be on or about November 10, 2004.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the proposal. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Trust a subsequently dated Proxy Card, (2) deliver to the Trust a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of forty percent (40%) of the total shares outstanding of the Trust on the Record Date shall constitute a quorum at the Meeting for purposes of the proposal.

In the event that the necessary quorum to transact business or the vote required to approve or reject the proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the proposal, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable period or periods. Any broker non-votes received will be excluded from calculating the number of votes required to approve any proposal to adjourn a meeting. Please refer to the section in this Proxy Statement entitled, “Adjournments” for additional details.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the Proxy Card included with this Proxy Statement or attend the Meeting in person.

The most recent annual report of the Trust, including financial statements, for the fiscal year ended August 31, 2004, have been mailed previously to shareholders. If you would like to receive additional copies of this shareholder report free of charge, or copies of any subsequent shareholder report, please contact Undiscovered Managers Funds by writing to the address set forth on the first page of this Proxy Statement or by calling 1-800-762-8493. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

PROPOSAL 1—All Funds

ELECTION OF TRUSTEES

What are shareholders being asked to approve in Proposal 1?

The purpose of this proposal is to elect a Board of Trustees (the “Board”), who will assume office on or about February 19, 2005. It is intended that the enclosed Proxy Card will be voted for the election as Trustees of the Trust the thirteen (13) nominees listed below (each a “Nominee” and collectively, the “Nominees”). All Nominees whose names are preceded by an asterisk (*) are currently Trustees of the Trust, UM Investment Trust and each of the JPMorgan Funds (as defined below), and each such incumbent Trustee has served in that capacity since originally elected or appointed.

Each of the thirteen (13) Nominees is standing for election. Eight are incumbent Trustees of the Trust. The remaining five are currently Trustees of various mutual funds advised by Banc One Investment Advisors Corporation (“BOIA”), including One Group Mutual Funds (“One Group”). The nomination of these thirteen Nominees is one of a series of initiatives that are designed to, among other things, integrate the JPMorgan Funds and the One Group Funds following the July 1, 2004 merger of Bank One Corporation, the former corporate parent of BOIA, into JPMorgan Chase & Co., the corporate parent of J.P. Morgan Investment Management Inc. (“JPMIM”), the investment adviser of the JPMorgan Funds, that created the second largest banking company in the United States based on total assets with approximately $1.1 trillion in assets as of September 30, 2004. Since July 1, 2004, JPMIM and BOIA have been actively considering steps to integrate the operations of the two fund families to the greatest extent possible in order to take advantage of operational and administrative efficiencies that are expected to be achieved by such integration. One such efficiency would be the election of a single Board of Trustees for all of the funds, consisting of certain current Trustees of the Trust (and JPMorgan Funds), as well as certain current Trustees of One Group.

Who are the Nominees to the Board?

Information about the Nominees, including their addresses, year of birth and principal occupations during the past five years, and other current directorships is set forth in the table below. Each of the non-incumbent Nominees was recommended for nomination by the current Board. Each Nominee has agreed to serve on the Board if elected by shareholders. A Nominee is deemed to be “independent” to the extent the Trustee is not an “interested person” of the Trust, UM Investment Trust, the JPMorgan Funds, One Group or One Group Investment Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) (an “Independent Nominee” or “Independent Trustee”, as applicable.) All Nominees whose names are preceded by an asterisk (*) are currently Trustees of the Trust, and each such incumbent Trustee has served in that capacity since originally elected or appointed. The current Trustees of the Trust took office on January 30, 2004. For purposes of this Proxy Statement, “Fund Complex” means the series of Undiscovered Managers Funds and each of the series of J.P. Morgan Fleming Mutual Fund Group, Inc., J.P. Morgan Funds, J.P. Morgan Institutional Funds, J.P. Morgan Mutual Fund Group, J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Mutual Fund Select Group, J.P. Morgan Mutual Fund Select Trust, J.P. Morgan Mutual Fund Series, J.P. Morgan Mutual Fund Trust, J.P. Morgan Series Trust, and Growth and Income Portfolio, all of which are advised by JPMIM (collectively, the “JPMorgan Funds”) and each of the series of One Group and One Group Investment Trust, which are all advised by BOIA.

Name, Address, and Year of Birth	Position(s) with the Trust, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee[3]	Other Directorships Held by Nominee
Independent Nominees

*William J. Armstrong (1941)[2]	Trustee, indefinite, since 2004	Retired. Vice President & Treasurer of Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	70	None.

*Roland E. Eppley, Jr. (1932)[2]	Trustee, indefinite, since 2004	Retired.	70	Director Janel Hydro, Inc. (automotive) (1993-present).

Name, Address, and Year of Birth	Position(s) with the Trust, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee[3]	Other Directorships Held by Nominee

John F. Finn (1947)[1]	N/A	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1975-present).	60	Trustee of One Group and One Group Investment Trust (60 portfolios) 1998-present; Director, Cardinal Health, Inc. (1994-present).

*Dr. Matthew Goldstein (1941)[2]	Trustee, indefinite, since 2004	Chancellor of the City University of New York, (1999-present); President, Adelphi University (New York) (1998-1999).	70	Trustee of Bronx-Lebanon Hospital Center (1992-present); Director of New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000-present); Director of Lincoln Center Institute for the Arts in Education (1999-present).

*Robert J. Higgins (1945)[2]	Trustee, indefinite, since 2004	Retired. Director of Administration of the State of Rhode Island (2003-2004); President—Consumer Banking and Investment Services Fleet Boston Financial (1971-2002).	70	Director of Providian Financial Corp. (banking) (2002-present).

Peter C. Marshall (1942)[1]	N/A	Self-employed as business consultant (2002-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (publisher) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	60	Trustee of One Group and One Group Investment Trust (Chairman) (60 portfolios) (1994-present).

Marilyn McCoy (1948)[1]	N/A	Vice President of Administration and Planning, Northwestern University (1985-present).	60	Trustee of One Group and One Group Investment Trust (60 portfolios) (1985-present); Trustee, Carleton College (2003-present); Trustee, Mather LifeWays (1994-present).

Name, Address, and Year of Birth	Position(s) with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee[3]	Other Directorships Held by Nominee
*William G. Morton, Jr. (1937)[2]	Trustee, indefinite, since 2004	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	70	Director of Radio Shack Corporation (electronics) (1987-present); Director of The Griswold Company (securities brokerage) (2002-2004); Director of The National Football Foundation and College Hall of Fame (1994-present); Trustee of the Berklee College of Music (1998-present); Trustee of the Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946)[1]	N/A	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	60	Trustee of One Group and One Group Investment Trust (60 portfolios) 1997-present; Trustee, American University in Cairo.

*Fergus Reid, III (1932)[2]	Trustee (Chairman), indefinite, since 2004	Chairman of Lumelite Corporation (plastics manufacturing) (2003-present); Chairman and CEO of Lumelite Corporation (1985-2002).	70	Trustee of Morgan Stanley Funds (209 portfolios) (1995-present).

Frederick W. Ruebeck (1939)[1]	N/A	Adviser, Jerome P. Green & Associates, LLC (broker-dealer) (2000-present); Endowment Fund Manager, Wabash College (2004 to present); self-employed as a consultant (2000); Director of Investments, Eli Lilly and Company (1988-1999).	60	Trustee of One Group and One Group Investment Trust (60 portfolios) 1990-present; Director, AMS Group (financial services) (2001-present); Trustee, Wabash College (1988-present); Trustee, Seabury-Western Theological Seminary (1993-present); Trustee, Indianapolis Symphony Foundation (1994-present).

*James J. Schonbachler (1943)[2]	Trustee, indefinite, since 2004	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	70	None.

Name, Address, and Year of Birth	Position(s) with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee[3]	Other Directorships Held by Nominee
Interested Nominee

*Leonard M. Spalding, Jr.+ (1935)[2]	Trustee, indefinite, since 2004	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989-1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990-1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990-1998).	70	None.

[1]	The address for this Nominee is 1111 Polaris Parkway, Suite B2, Columbus, OH 43240.
[2]	The address for this Nominee is 522 Fifth Avenue, New York, NY 10036.
[3]	“Fund Complex” currently comprises the 70 portfolios of the JPMorgan Funds, 51 portfolios of the One Group Mutual Funds, and nine portfolios of One Group Investment Trust that were registered as of June 30, 2004. If the new Board is elected, it will oversee all funds in the Fund Complex.
+	Mr. Spalding is deemed to be an “interested person” due to his ownership of J.P. Morgan Chase stock.

The Trust’s Agreement and Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such times as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders.

If elected, each Nominee will serve an indefinite term, except that, subject to shareholder approval of the Redomicilation Agreement, each Nominee will be subject to a retirement age of 73 (other than Messrs. Reid and Eppley who will be subject to a retirement age of 75).

Executive Officers

Officers of the Trust are appointed by the Board to oversee the day-to-day activities of each series of the Trust. Information about the executive officers of the Trust, including their principal occupations during the past five years, is set forth in the Exhibit A. Each of these officers is also an officer and/or employee of JPMIM, BOIA, or one of its affiliates or of BISYS Fund Services Inc.

Share Ownership

As of the Record Date, each of the Nominees and executive officers of the Trust beneficially owned individually and collectively as a group less than 1% of the outstanding shares of each class of each Fund of the Trust.

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of each Fund of the Trust solicited by this Proxy Statement and of all funds in the Family of Investment Companies as of September 30, 2004. The information as to beneficial ownership is based on statements furnished by each Nominee.

	Dollar Range of Equity Securities in the Funds Listed Below*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Nominee in Family of Investment Companies*
Independent Nominees

William J. Armstrong	None	None
Roland E. Eppley, Jr.	None	None
John F. Finn	None	None
Dr. Matthew Goldstein	None	$10,001-$50,000
Robert J. Higgins	None	None
Peter C. Marshall	None	None
Marilyn McCoy	None	None
William G. Morton, Jr.	None	None
Robert A. Oden, Jr.	None	None
Fergus Reid, III	None	$1-$10,000
Frederick W. Ruebeck	None	None
James J. Schonbachler	None	$50,000-$100,000

Interested Nominee

Leonard M. Spalding, Jr.	None	Over $100,000

*	Securities valued as of September 30, 2004.

It is expected that the Board will meet at least quarterly at regularly scheduled meetings. During the period January 30, 2004 through August 31, 2004, the Board met six times. Each incumbent Trustee attended at least 75% of the meetings of the Board held during the last fiscal year, including the meetings of the Board’s standing Committees on which such Trustee was a member. The Trust does not hold annual meetings and therefore the Board does not have a policy with regard to Trustee attendance at such meetings.

Legal Proceedings Relating to BOIA, Certain of its Affiliates and Certain of the Nominees

On June 29, 2004, BOIA entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives. In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent Trustees of One Group Mutual Funds (some of whom are also Nominees) and various affiliates of BOIA. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above and have been consolidated into two complaints filed in the United States District Court for the District of Maryland. These actions, one of which was filed as a putative class action on behalf of certain investors and one of which was filed as a derivative action on behalf of One Group Mutual Funds and its series, seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Funds’ investment advisers and distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees. None of these actions involve the Trust, the current Trustees, adviser(s) or distributor.

Compensation

Each current Trustee of the Trust is paid an annual fee of $120,000 for serving as a Trustees of the Trust and the JPMorgan Funds Complex. Each is reimbursed for expenses incurred in connection with service as Chairman of the Board, Committee Chairman and Trustee. For his services as Chairman of the Board of the JPMorgan Funds, Mr. Reid is paid an additional $130,000. For services as Committee Chairmen, each of Messrs. Armstrong, Healey and Spalding is paid an additional $40,000.

Each current Trustee of One Group is currently paid for serving as a Trustee of One Group and One Group Investment Trust an annual retainer of $82,000, quarterly meeting fees of $10,000, special meeting fees of $6,000 for the first day and $4,000 for each day thereafter, $1,500 for telephonic meetings, and Committee fees in accordance with the following schedule:

Committee Description	Annual Retainer	In-Person compensation rate	Telephonic compensation rate	Additional annual compensation for Committee Chairman*
Audit Committee	$4,000	$1,000	$500	$4,000
Insurance Committee	$6,000	n/a	n/a	$2,000	**
Governance Committee	$6,000	n/a	n/a	$2,000
Special Committees	n/a	$1,500	$750	n/a
Special Proxy Voting Committee	n/a	n/a	n/a	n/a
Nominations Committee	n/a	n/a	n/a	n/a

*	if the Committee Chairman is the Chairman of the Board this fee is waived.
**	if the Committee Chairman is the sole member of the Committee, this fee is waived.

Each Trustee is also reimbursed for expenses incurred in connection with service as Chairman of the Board, Committee Chairman, and/or Trustee. For his services as Chairman of the Board of One Group, Mr. Marshall is paid an additional $41,000.

The Compensation Table below sets forth the total compensation paid to the Trustees from the Fund Complex. In the case of the former Trustees of the Trust, the compensation has been paid by the Trust for the calendar year ended December 31, 2003. In the case of the current JPMorgan Funds Trustees, the compensation has been paid by the JPMorgan Funds for the twelve-month period ended December 31, 2003. In the case of the current One Group Trustees, the compensation has been paid by One Group for the fiscal year ended June 30, 2004 and by One Group Investment Trust for the fiscal year ended December 31, 2003. The Trust, UM Investment Trust and the JPMorgan Funds were separate Fund Complexes until January 31, 2004.

Name of Person, Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex[1]
William J. Armstrong, Trustee+	$0	N/A	N/A	$140,000
Ronald E. Eppley, Jr., Trustee+	0	N/A	N/A	120,000
John F. Finn, Trustee*,3	0	N/A	N/A	116,082
Dr. Matthew Goldstein, Trustee+	0	N/A	N/A	90,000
Ann Maynard Gray, Trustee+,†	0	N/A	N/A	120,000
Matthew Healey, Trustee+,†	0	N/A	N/A	160,000
Robert J. Higgins, Trustee+	0	N/A	N/A	120,000
Peter C. Marshall, Trustee*	0	N/A	N/A	149,245
Marilyn McCoy, Trustee*,3	0	N/A	N/A	113,353
William G. Morton, Jr., Trustee+	0	N/A	N/A	90,000
Robert A. Oden, Jr., Trustee*,4	0	N/A	N/A	116,082
Fergus Reid, III, Trustee+	0	N/A	N/A	250,000
Frederick W. Ruebeck, Trustee*	0	N/A	N/A	129,198
James J. Schonbachler, Trustee+	0	N/A	N/A	120,000
Leonard M. Spalding, Jr., Trustee+	0	N/A	N/A	126,667
Mark P. Hurley^	0	N/A	N/A	0
Roger B. Keating^	10,000[2]	N/A	N/A	11,000
Matthew J. Kiley^	10,000	N/A	N/A	11,000
Robert P. Schmermund^	10,000	N/A	N/A	11,000

*	Trustee of One Group
+	Trustee of the Trust, UM Investment Trust and the JPMorgan Funds.
†	JPMorgan Chase will compensate current Trustees of One Group, One Group Investment Trust and the JPMorgan Funds that do not stand for election to the new single Board at an annual rate of $122,000 for a number of years following February 19, 2005 equal to the shorter of (i) the period they otherwise would have served as Trustee until reaching mandatory retirement or (ii) three years.
^	Former Trustees of the Trust and UM Investment Trust, whose terms ended on January 30, 2004.
[1]

“Fund Complex” comprises the 51 portfolios of One Group, the nine portfolios of One Group Investment Trust and 70 portfolios of the JPMorgan Funds that were registered as of June 30, 2004. Compensation from the One Group Funds in the “Fund Complex” is for the fiscal year ended June 30, 2004.; compensation from

JPMorgan Funds and the One Group Investment Trust in the “Fund Complex” is for 12 months ended December 31, 2003.
[2]	Deferred receipt of $1,000 of such compensation pursuant to the fee deferred arrangements.
[3]	All amounts were deferred compensation.
[4]	Includes $31,250 of deferred compensation.

Standing Committees

The Board of Trustees of the Trust currently has four standing committees: the Audit, Valuation, Investment and Governance Committees. The Board does not have a Compensation Committee.

The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley, Schonbachler. The purposes of the Audit Committee are: (i) to appoint and determine the compensation of the Trust’s independent accountants; (ii) to oversee the performance of the Trust’s audit, accounting and financial reporting policies, practices and internal controls; (iii) to approve non-audit services, as required by the statutes and regulations administered by the Securities and Exchange Commission, including the 1940 Act and Sarbanes-Oxley Act of 2002; (iv) to oversee the quality and objectivity of the Trust’s independent auditors and full Board. The Audit Committee met two times during the period from January 30, 2004 to August 31, 2004.

The members of the Valuation Committee are Mr. Healey (Chairman), and Ms. Gray. The function of the Valuation Committee is to assist the Board in its oversight of the valuation of the Trust’s securities by JPMIM, the adviser to the Trust. In instances in which the valuation procedures of the Trust require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Committee will act in lieu of the full Board. During the period from January 30, 2004 to August 31, 2004, the Valuation Committee was not consulted separately by management of the Trust.

The members of the Investment Committee are Messrs. Spalding (Chairman) and Goldstein. The function of the Investment Committee is to assist the Board in the oversight of the investment management services provided by JPMIM to the Trust. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board of the Trust. The Investment Committee met two times during the period from January 30, 2004 to August 31, 2004.

The members of the Governance Committee are Messrs. Reid (Chairman), Higgins and Morton. The responsibilities of the Governance Committee include: (i) the selection and nomination of persons for election and appointment as Trustees; (ii) review of shareholder correspondence to the Board; (iii) review of nominees recommended to the Board; (iv) review of Trustee compensation; and (v) the recommendation of counsel to the Trust and counsel to the Independent Trustees. The Governance Committee met one during the period from January 30, 2004 to August 31, 2004.

When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Boards and the JPMorgan Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) consistency with the 1940 Act. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Boards by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee. The Governance Committee has a charter, a current copy of which is attached as Exhibit D to this Proxy Statement.

Shareholder Approval: Election of the Nominees for Trustees, whose term of office will commence on or about February 19, 2005, must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. Forty percent (40%) of the shares of the Trust outstanding on the Record Date, present in person or represented by proxy constitutes a quorum for the transaction of business with respect to the proposal. The votes of each Fund will be counted together with respect to the election of the Nominees.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES.

GENERAL INFORMATION ABOUT THE FUNDS

Management and Other Service Providers

Set forth below is a description of the current service providers of the Trust.

Investment Adviser and Sub-Advisers

J.P. Morgan Investment Management Inc. (“JPMIM”) is the investment adviser for the Funds and makes the day-to-day investment decisions for the REIT Fund. JPMIM is located at 522 Fifth Avenue, New York, New York 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. Fuller & Thaler is the sub-adviser to the Behavioral Growth Fund and the Behavioral Value Fund. Fuller & Thaler is located at 411 Borel Avenue, Suite 402, San Mateo, CA 94402. Mazama is the sub-advisor to the Small Cap Growth Fund. Mazama is located at One SW Columbia Street, Suite 1500, Portland, Oregon 97258.

Set forth in Exhibit B is certain information with respect to the executive officers and directors of JPMIM.

Distributor

JPMorgan Funds Distributor, Inc., 522 Fifth Avenue, New York, New York 10036 serves as the distributor to the Funds. One Group Dealer Services, Inc. (“OGDS”), 1111 Polaris Parkway, Columbus, Ohio 43271, effective February 19, 2005, will serve as the distributor to the Funds. OGDS is an affiliate of JPMIM, the investment adviser to the JPMorgan Funds, and BOIA, the investment adviser to the One Group Funds, and an indirect wholly owned subsidiary of JPMorgan Chase & Co.

Administrator

JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245 serves as administrator for the Funds. One Group Administrative Services, Inc.(“OGA”), 1111 Polaris Parkway, Columbus, Ohio 43271, effective February 19, 2005, will serve as the administrator for the Funds. Both administrators are affiliates of JPMIM, the investment adviser to the JPMorgan Funds, and BOIA, the investment adviser to the One Group Funds, and an indirect wholly-owned subsidiary of JPMorgan Chase & Co.

Custodian and Fund Accounting Agent

JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, NY 11245, will continue to serve as the Funds’ custodian and fund accounting agent. JPMorgan Chase Bank is an affiliate of JPMIM and OGDS.

Transfer Agency

DST Systems, Inc., 210 West 10th Street, Kansas City, Missouri 64105 currently serves as transfer and dividend distribution agent for the Funds. Boston Financial Data Services (“BFDS”), 66 Brooks Drive, Braintree, MA 02184, effective February 19, 2005, will act as the Funds’ transfer and dividend distribution agent.

Independent Auditors

The firm of PricewaterhouseCoopers LLP (“PwC”) has been selected as independent auditors of the Funds for the current fiscal year1. PwC, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Audit Committee that they are independent auditors with respect to the Funds. Certain information concerning the fees and services provided by PwC to the Funds and to JPMIM and its affiliates for the most recent fiscal years of the Funds is provided below. For purposes of the following information, JPMIM, and any entity controlling, controlled by or under common control with JPMIM that provides ongoing services to the Funds, are referred to as “Service Affiliates.” The term Service Affiliates does not include any entities that may now be considered to be affiliates of the Funds or JPMIM solely as a result of the merger between Bank One Corporation and J.P. Morgan Chase.

(1)    Audit Fees. The aggregate fees billed for each of the last two fiscal years for each of the Funds (the “Reporting Periods”) for professional services rendered by Deloitte & Touche LLP (“Deloitte”) for 2003 and PwC for 2004 for the audit of the Trust’s annual financial statements, or services that are normally provided by PwC in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows.

Fiscal Year Ended	Audit Fees
8/31/03	$73,800
8/31/04	$239,325

[1]	PwC served as the Funds’ independent auditors for the fiscal year ended August 31, 2004. Deloitte and Touche LLP (“Deloitte”) served as the Funds’ independent auditors for fiscal year ended August 31, 2003.

(2)     Audit-Related Fees. There were no audit-related fees for the Funds during the Reporting Periods. The aggregate fees billed in the Reporting Periods for assurance and related services by Deloitte for 2003 and PwC for 2004 to any Service Affiliates that were reasonably related to the performance of the annual audit of the Service Affiliates for the last two fiscal year ends were as follows.

Fiscal Year Ended	Audit-Related Fees
8/31/03	$0
8/31/04	$0

(3)    Tax Fees. The aggregate fees billed to the Funds in the Reporting Periods for professional services rendered by Deloitte for 2003 and PwC for 2004 for tax compliance, tax advice and tax planning (“Tax Services”) for the last two fiscal year ends were as follows:

Fiscal Year Ended	Tax Fees
8/31/03	$14,000
8/31/04	$28,000

These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. There were no fees billed in the Reporting Periods for Tax Services by PwC to Service Affiliates.

(4)    All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by Deloitte for 2003 and PwC for 2004 to the Funds, or services provided to Service Affiliates other than the services reported above.

The aggregate non-audit fees billed by Deloitte for services rendered to the Undiscovered Managers Funds and to the Service Affiliates for the last two calendar year ends were $13,500 in 2002 and $0 in 2003.

In pre-approving any non-audit services provided to Service Affiliates after January 30, 2004, the Audit Committee determined that such services were compatible with maintaining PwC’s independence.

The Audit Committee of the Trust has adopted pre-approval policies and procedures relating to services to be provided by PwC. In addition to pre-approving any services to be provided by PwC to the Registrant, the Audit Committee considers and approves any non-audit services to be provided to the Service Affiliates by PwC and the fees to be charged for such non-audit services. Pre-approval considerations include whether the proposed services are compatible with maintaining PwC’s independence. The Chairman of the Audit Committee has been given the authority to pre-approve permissible non-audit services.

OTHER BUSINESS

No Other Matters. The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Proposals. The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting.

Shareholder Communications with the Board. Shareholders of the Trust that wish to send communications to the Boards of Trustees or the specific members of the Board should submit the communication in writing to the attention of the Secretary of the Undiscovered Mangers Funds at 522 Fifth Avenue, New York, New York 10036, identifying the correspondence as intended for the Board of Trustees of the Trust or a specified member of the Board. The Secretary will maintain a copy of any such communication and will promptly forward it the Governance Committee no less frequently than monthly. The Governance Committee will periodically review such communication and will determine how to respond. Other members of the Board will receive, no less frequently than quarterly. A summary of all shareholder communications received during the prior quarter, which summary will identify the substance of such communications.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and Proxy Card, is first being mailed to shareholders of the Trust on or about November 10, 2004. Only shareholders of record as of the close of business on the Record Date, October 27, 2004, will be entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposal. A proxy may be revoked at any time before or at the Meeting by written notice to the Secretary of the Trust at the address on the cover of the Proxy Statement or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR the election of thirteen (13) Trustees.

Quorum & Voting Requirement

Forty percent (40%) of the shares of the Trust outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to the proposal to elect the Nominees. The Nominees for election as Trustees at the Meeting will be elected by a plurality of the shares of the Funds voted at the Meeting for the election of the Trustees. If all of the Nominees for election as Trustees are not elected, the Trustees will consider what other actions to take in the best interest of the Funds.

ADJOURNMENTS

In the event that sufficient votes to approve the proposal are not received, whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of more than 50% of the total number of shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. For purposes of calculating a vote to adjourn the Meeting, any broker non-votes received will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and “broker non-votes” will have no effect on the proposal, for which the required vote is a plurality of the votes cast. “Broker non-votes” are shares held by brokers or Nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

PROXY SOLICITATION

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of One Group and its affiliates or by proxy soliciting firms retained by the Funds. JPMIM and BOIA have retained Investor Connect, a proxy solicitor, to assist in the solicitation of Proxy Cards primarily by contacting shareholders by telephone and facsimile. By contract with JPMIM and BOIA, Investor Connect, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with applicable state telemarketing laws. The cost of retaining such proxy solicitor is expected to be in excess of $500,000. The cost of retaining such proxy solicitor will be deemed an expense relating to the Meeting. In addition, JPMIM and BOIA may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The cost of the solicitation will be borne by JPMIM, BOIA and their affiliates.

As the meeting date approaches, shareholders of the Funds may receive a call from a representative of JPMIM, an affiliate of JPMIM, or Investor Connect if the Funds have not yet received their vote. Authorization to permit JPMIM, an affiliate of JPMIM, or Investor Connect to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, JPMIM, an affiliate of JPMIM, or an Investor Connect representative is required to ask the shareholder for the shareholder’s full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

If the shareholder information solicited agrees with the information provided to JPMIM, an affiliate of JPMIM, or Investor Connect by the Funds, JPMIM, an affiliate of JPMIM or an Investor Connect representative has the responsibility to explain the process, read the proposals listed on the Proxy Card, and ask for the shareholder’s instructions on each proposal. The representative of JPMIM, an affiliate of JPMIM, or Investor Connect, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. JPMIM, an affiliate of JPMIM, or Investor Connect will record the shareholder’s instructions on the Proxy Card. Within 72 hours, JPMIM, an affiliate of JPMIM, or an Investor Connect representative will send the shareholder a letter or mailgram to confirm the shareholder’s vote and asking the shareholder to call JPMIM, an affiliate of JPMIM, or Investor Connect immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

SHARE INFORMATION

For each class of each Fund’s shares entitled to vote at the Meeting, the number of shares outstanding as of the Record Date is as follows :

	NUMBER OF SHARES OUTSTANDING AND ENTITLED TO VOTE PER CLASS
	CLASS
NAME OF FUND	INSTITUTIONAL	A	B	C	INVESTOR
Undiscovered Managers Behavioral Growth Fund	6,595,101	1,363	862	2,472	611,702
Undiscovered Managers Behavioral Value Fund	2,456,743	73,213	11,318	38,565	N/A
Undiscovered Managers REIT Fund	8,294,756	9,397	532	922	N/A
Undiscovered Managers Small Cap Growth Fund	25,735,307	988	N/A	N/A	N/A

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date, please refer to Exhibit C.

EXHIBIT A

CURRENT EXECUTIVE OFFICERS OF THE TRUST

Name (Year of Birth)	Positions with JPM Funds	Principal Occupations During Past 5 Years
George C.W. Gatch (1962)	President since 2004	Managing Director, JPMIM; CEO and President of the J.P. Morgan and One Group Funds. An employee since 1986, George leads the firm’s U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank. Prior to working in Japan, George established J.P. Morgan Investment Management’s sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963)	Senior Vice President since 2004	Chief Operating Officer of the JPMorgan Funds (August 2004 to present) and One Group Mutual Funds from November 2001 until present. From October 1999 to present, Vice President and Treasurer, One Group Administrative Services, Inc., and Vice President and Treasurer, One Group Dealer Services, Inc.

Patricia A. Maleski (1960)	Vice President and Chief Administrative Officer since 2004	Vice President, JPMIM; Previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Prior to joining J.P. Morgan Chase & Co. in 2001, Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc., a service provider to the Board of Directors/Trustees of the JPMorgan Funds.

Wayne H. Chan (1965)	Secretary since 2004	Vice President and Assistant General Counsel, JPMIM, since September 2002; Prior to joining J.P. Morgan Chase & Co., Mr. Chan was an associate at the law firms of Shearman & and Sterling from May 2001 through September 2002; Swidler Berlin Shereff Friedman LLP from June 1999 through May 2001 and Whitman Breed Abbott & Morgan LLP from September 1997 through May 1999.

Stephanie J. Dorsey (1969)	Treasurer since 2004	Director of Mutual Fund Administration, One Group Administrative Services, since January 2004; Ms. Dorsey worked for Bank One Corporation (now known as JPMorgan Chase & Co.) from January 2003 to January 2004. Prior to joining Bank One Corporation, she was a Senior Manager at PricewaterhouseCoopers LLP from September 1992 through December 2002.

Jessica K. Ditullio (1962)	Assistant Secretary since 2004	From August 1990 to present, various attorney positions for Bank One Corporation (now known as JPMorgan Chase & Co.).

Nancy E. Fields (1949)	Assistant Secretary since 2004	From October 1999 to present, Director, Mutual Fund Administration, One Group Administrative Services, Inc. and Senior Project Manager, Mutual Funds, One Group Dealer Services, Inc. From July 1999 to October 1999, Project Manager, One Group, Banc One Investment Advisors Corporation.

Alaina V. Metz (1967)	Assistant Secretary since 2004	From June 1995 to present, Vice President, BISYS Fund Service Inc.

Martin Dean (1963)	Assistant Secretary since 2004	Vice President Regulatory Services of BISYS Fund Services, Inc.

Arthur Jensen (1966)	Assistant Secretary since 2004	Vice President of Financial Services of BISYS Fund Services, Inc., since June 2001; formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company.

A-1

Name (Year of Birth)	Positions with JPM Funds	Principal Occupations During Past 5 Years
Christopher D. Walsh (1965)	Assistant Treasurer since 2004	Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA Funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund Administration at Prudential Investments.

Paul DeRusso (1954)	Assistant Treasurer since 2004	Vice President, JPMIM; Manager of the Budgeting and Expense Group of the Funds Administration Group.

Mary Squires (1955)	Assistant Treasurer since 2004	Vice President, JPMIM; Ms. Squires has held numerous financial and operations positions supporting the J.P. Morgan Chase organization complex.

Stephen M. Ungerman (1953)	Chief Compliance Officer since 2004	Vice President, JPMIM; Previously, head of Fund Administration—Pooled Vehicles. Prior to joining J.P. Morgan Chase & Co., in 2000, he held a number of senior positions in Prudential Financial’s asset and management business, including Associate General Counsel, Tax Director and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential.

A-2

EXHIBIT B

EXECUTIVE OFFICERS AND DIRECTORS OF

J.P. MORGAN INVESTMENT MANAGEMENT INC. (JPMIM)

Name and Address*	Principal Occupation
Mark B. White	Head of International Business for JPMFAM, Director, Managing Director
Evelyn V. Guernsey	President, Director, Managing Director
George C.W. Gatch	Director, Managing Director
Seth P. Bernstein	Global Head of Fixed Income, Managing Director
Lawrence M. Unrein	Director, Managing Director
Martin R. Porter	Global Head of Equities, Managing Director
Andrew Spencer	Chief Investment Officer of U.S. Retail Business, Managing Director
Anthony M. Roberts	Head of Legal, Managing Director
Francis X. Curley	Chief Compliance Officer, Vice President

*	The business address for each officer and director is 522 Fifth Avenue, New York, New York 10036.

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EXHIBIT C

PRINCIPAL SHAREHOLDERS OF THE FUNDS

Principal Holders of Securities. As of the Record Date the following person(s) owned of record, or were known by the Funds to own beneficially, 5% or more of any class of the Funds’ shares. Shareholders indicated with an (*) below holding greater than 25% or more of a Fund are “controlling persons” under the 1940 Act.

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
Undiscovered Managers Behavioral Growth Fund	Institutional	NFSC FBO # F2J-000019 FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987*	Record	56.553%

Undiscovered Managers Behavioral Growth Fund	Institutional	CHARLES SCHWAB & CO INC SPECIAL CUST A/C FBO EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	24.637%

Undiscovered Managers Behavioral Growth Fund	Investor	NFSC FBO # F2J-000019 FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	Record	86.425%

Undiscovered Managers Value Fund	Institutional	CHARLES SCHWAB & CO INC SPECIAL CUST A/C FBO EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122*	Record	40.397%

Undiscovered Managers Value Fund	Institutional	NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET, 32ND FLOOR 55 WATER ST FL 32 NEW YORK NY 10041-3299	Record	12.154%

Undiscovered Managers Value Fund	Institutional	THE COLUMBUS FUND LIMITED C/O MOORE STEPHEN INTL SERVICES PO BOX 3186 ABBOT BUILDING MAIN STREET TORTOLA BRITISH VIRGIN ISLANDS	Record	5.162%

Undiscovered Managers Small Cap Growth Fund	Institutional	JPMORGAN CHASE BANK AS TRUSTEE FBO SUN MICROSYSTEMS INC TAX DEFERRED RETIREMENT SAVINGS PLAN JPMORGAN RPS MGMT TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	Record	15.383%

Undiscovered Managers Small Cap Growth Fund	Institutional	NFSC FBO # F2J-000019 FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	Record	12.509%

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Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
Undiscovered Managers Small Cap Growth Fund	Institutional	CHARLES SCHWAB & CO INC SPECIAL CUST A/C FBO EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122*	Record	5.264%

Undiscovered Managers REIT Fund	Institutional	CHARLES SCHWAB & CO INC SPECIAL CUST A/C FBO EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	61.802%

Undiscovered Managers REIT Fund	Institutional	NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET, 32ND FLOOR 55 WATER ST FL 32 NEW YORK NY 10041-3299	Record	16.888%

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EXHIBIT D

UNDISCOVERED MANAGERS FUNDS

GOVERNANCE COMMITTEE CHARTER

Organization

There shall be a committee of the Boards of Trustees (the “Boards”) of the Undiscovered Managers Funds (the “Funds”) to be known as the Governance Committee (the “Committee”). The Committee shall be composed solely of Trustees who are not “interested persons” of the Funds (“Independent Trustees”). The Chairman of the Boards shall determine the number of Committee members, shall nominate the members of the Committee and shall appoint the Chairperson of the Committee, subject to the approval of the full Boards. The Chairperson of the Committee shall set the agenda for, and preside at, each meeting of the Committee and shall engage in such other activities on behalf of the Committee as shall be determined from time to time by the Committee.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Boards of the Funds. Meetings of the Committee may be held in person, by video conference or by conference telephone. Where appropriate, the Committee may take action by unanimous written consent in lieu of a meeting.

Responsibilities

The duties of the Committee are:

•	to select and nominate persons for election or appointment as Trustees including Independent Trustees and Trustees who are interested persons of the Funds (i) as additions to the Boards, (ii) to fill vacancies which, from time to time, may occur in the Boards and (iii) for election by Funds shareholders at meetings called for the election of Trustees;

•	to review from time to time the compensation payable to the Independent Trustees and to make recommendations to the Boards with respect thereto;

•	to review and evaluate from time to time the functioning of the Boards and the various committees of the Boards and to make recommendations to the Boards with respect thereto;

•	to select independent legal counsel to the Independent Trustees and recommend the retention of such counsel to the Independent Trustees;

•	to consult with independent counsel for the Independent Trustees so that it may be apprised of regulatory developments affecting governance issues;

•	to select legal counsel to the Funds and recommend the retention of such counsel to the Independent Trustees; and

•	to review from time to time shareholder correspondence to the Boards.

Nomination of Independent Trustees

After a determination by the Committee that a person should be nominated as an additional Independent Trustee, or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for an Independent Trustee position on any of the Boards, the Committee shall nominate a person for appointment by a majority of the members of the Boards to add to the Boards or to fill the vacancy. Prior to a meeting of the shareholders of the Funds called for the purpose of electing Independent Trustees, the Committee shall nominate one or more persons for election as Independent Trustees at such meeting.

Evaluation by the Committee of a person as potential nominee to serve as an Independent Trustee should include (but need not be limited to):

•	upon advice of independent legal counsel to the Boards, whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Funds;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee;

•	the contribution which the person can make to the Boards and the Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant;

D-1

•	the character and integrity of the person;

•	desirable personality traits of the individual including independence, leadership and the ability to work with the other members of the Boards; and

•	consistent with the Investment Company Act of 1940, as amended (the “1940 Act”), the Committee may consider recommendations from management in its evaluation process as it deems appropriate.

The Committee shall review nominees recommended to the Board by shareholders and shall evaluate such nominees in the same manner as it evaluates nominees identified by the Committee.

As long as any Class of any Fund is subject to any provision of the 1940 Act and/or any rule or regulation adopted thereunder that requires that the selection and nomination of the Independent Trustees of a Fund be limited solely to the discretion of the Independent Trustees, the Committee shall comply with such requirements.

In seeking out potential nominees and in nominating persons to serve as Independent Trustees of the Funds, the Committee shall not discriminate against any person based on his or her race, religion, national origin, sex, physical disability and other factors not relevant to the person’s ability to serve as a Independent Trustee.

Review of Compensation

At least annually, the Committee shall review and recommend the amount of compensation payable to the Independent Trustees and other Trustees who are not employees of any adviser or principal underwriter of any Fund and report its findings and recommendation to the Boards. Compensation shall be based on the responsibilities and duties of the Independent and such other Trustees and the time required to perform these duties. The Committee shall also make recommendations to the Boards regarding matters related to compensation, including deferred compensation plans, and policies for the Independent and such other Trustees, and shall monitor any and all such policies and deferred compensation plans.

Evaluation Function

The Committee shall consider, be responsible for and implement any periodic evaluation process of the Boards and all committees of the Boards.

Selection of Counsel

The Committee shall consider and oversee the selection of independent legal counsel to the Independent Trustees in accordance with Rule 0-1(a)(6) under the 1940 Act and recommend such counsel to the Independent Trustees. In making such selection the Committee will examine and monitor such legal counsel’s client relationships in order to ascertain continued independence.

Shareholder Communication

The Committee will review shareholder correspondence to the Boards. Shareholders wishing to send communications to any of the Boards of Trustees or specific members of the such Boards of Trustees will be directed to submit communications only in written form. All such shareholder communications should clearly identify the specific Boards or specific Board members to which each communication is directed and should be sent to the attention of the Trust’s Secretary, at 522 Fifth Avenue, New York, New York 10036 in the first instance. The Trust’s Secretary will maintain a copy of any such communication and promptly forward each such communication to the Committee no less frequently than monthly. The Committee will periodically review such communications and determine how to respond. Other Board members will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall specifically identify the substance of all such communications.

Review of Committee and Charter

The Committee shall periodically review the role of the Committee and this Charter and make recommendations to the Independent Trustees with respect thereto.

Maintenance of Charter

Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for the Fund and any modification to the Charter.

Effective: July 15, 2004

D-2

UMF14A-9

UM-S77345

[Form of Proxy Card]

PRELIMINARY PROXY MATERIALS—FOR SEC USE ONLY

PROXY CARD

UNDISCOVERED MANAGERS FUNDS (the “Trust”)

Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavioral Value Fund

Undiscovered Managers REIT Fund

UM Small Cap Growth Fund

SPECIAL MEETING OF SHAREHOLDERS

January 20, 2005

The undersigned hereby appoints Robert L. Young, Patricia A. Maleski, Scott E. Richter and Andrew P. LeChard, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the separate investment series listed above (the “Funds”) of the Undiscovered Managers Funds (the “Trust”), applicable, held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 9:00 a.m., Eastern Time, on January 20, 2005, at 522 Fifth Avenue, New York, New York 10036, and at any adjournment or postponement thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE UNDISCOVERED MANAGERS FUNDS. The Board of Trustees recommends that you vote FOR THE PROPOSAL.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE .

Note: Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title. The undersigned authorizes the proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies.

Recipient of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

IF YOUR ADDRESS HAS CHANGED,

PROVIDE YOUR NEW ADDRESS.

CONTROL NUMBER:

NUMBER OF SHARES HELD ON THE RECORD DATE:

Shareholder sign here	Co-Owner sign here

Print Name and Title (if applicable)	Print Name and Title (if applicable)

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

☒ PLEASE MARK VOTE AS IN THIS EXAMPLE

	FOR ALL	AGAINST ALL	WITHHOLD*
Proposal 1: The election of the following thirteen (13) Trustees as Trustees for the Undiscovered Managers Funds:	☐	☐	☐

1. William J. Armstrong 2. Roland E. Eppley, Jr. 3. John F. Finn 4. Dr. Matthew Goldstein 5. Robert J. Higgins 6. Peter C. Marshall 7. Marilyn McCoy
8. William G. Morton, Jr. 9. Robert A. Oden, Jr. 10. Fergus Reid, III 11. Frederick W. Ruebeck 12. James J. Schonbachler 13. Leonard M. Spalding, Jr.

*	INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) assigned to such nominee(s) above on the line below.

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

Or, vote by telephone. It’s fast, convenient, and immediate!

Call toll-free on a touch-tone phone. Follow these four easy steps:

1. Read the accompanying combined proxy statement.

2. Call the toll-free number (there is no charge for this call) 800-762-8493.

3. Enter your control number located on your Proxy Card.

4. Follow the recorded instructions.

Or, vote by internet. it’s fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1. Read the accompanying combined proxy statement/prospectus.

2. Go to the website; http://www.proxyweb.com.

3. Enter your control number located on your Proxy Card.

4. Follow the instructions provided.

Your vote is important! Call or visit the website anytime!

Do not return your Proxy Card if you are voting by telephone or internet.

Detach card